UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023 (June 28, 2023)

EDUCATIONAL DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-04957	73-0750007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5402 S 122nd E Avenue, Tulsa, Oklahoma 74146

(Address of principal executive offices and Zip Code)

(918) 622-4522

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.20 par value	EDUC	NASDAQ
(Title of class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

The information disclosed in these Items 5.02, 5.07, 7.01 and 9.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2023, Mr. Josh Peters provided notice of resignation from the Board of Directors effective June 29, 2023. Mr. Peters resigned solely for personal reasons and did not resign as a result of any disagreement with the Company on any matters related to its operations, policies or practices. His service as a member of the Board of Directors has been appreciated by the Company and its management team.

A copy of the notice from Mr. Peters is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of the Company held on June 29, 2023, the following actions took place:

1.	Election of one Class I Director. The Company’s stockholders elected Bradley Von Stoots as Class I Director of the Company for a three-year term based on the following votes:

Nominee	For	Against	Withheld	Broker Non-Votes
Bradley Von Stoots	4,824,073	0	137,893	1,330,851

2.

Ratification of Independent Registered Public Accounting Firm. The Company’s stockholders approved the ratification of the appointment of HoganTaylor LLP as the independent public accounting firm for the Company for the year ending February 29, 2024, based on the following votes:

For	Against	Abstain/Withheld	Broker Non-Votes
6,178,340	30,785	83,962	0

ITEM 7.01	Regulation FD Disclosure

On June 30, 2023, Educational Development Corporation announced, via press release, the first quarter fiscal year 2024 earnings call will be held on Thursday, July 13, 2023 at 3:30 PM CT (4:30 PM ET). A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
99.1	Copy of Resignation Letter from Mr. Peters
99.2	Press Release dated as of June 30, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EDUCATIONAL DEVELOPMENT CORPORATION

Date:	June 30, 2023	By: /s/ Dan E. O’Keefe
Dan E. O’Keefe Chief Financial Officer and Secretary